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                                                                    Exhibit 10.1
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                          SECURITIES PURCHASE AGREEMENT


                                  by and among


                       SPANISH BROADCASTING SYSTEM, INC.,
                            (a Delaware corporation)
                                    as Issuer
                        SPANISH BROADCASTING SYSTEM, INC.
                           (a New Jersey corporation),
                SPANISH BROADCASTING SYSTEM OF CALIFORNIA, INC.,
                  SPANISH BROADCASTING SYSTEM OF FLORIDA, INC.,
                   SPANISH BROADCASTING SYSTEM NETWORK, INC.,
                              SBS PROMOTIONS, INC.,
                           ALARCON HOLDINGS, INC. and
                         SBS OF GREATER NEW YORK, INC.,
                                 as Guarantors,

                                       and


                        CIBC WOOD GUNDY SECURITIES CORP.,
                              as Initial Purchaser



                        ---------------------------------


                           Dated as of March 24, 1997

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                                TABLE OF CONTENTS

                                                                      Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1.      Definitions ......................................     4
Section 1.2.      Accounting Terms; Financial
                    Statements .....................................     10

                                   ARTICLE II

                    ISSUE OF SECURITIES; PURCHASE AND SALE OF
                  SECURITIES; RIGHTS OF HOLDERS OF SECURITIES;
                          OFFERING BY INITIAL PURCHASER

Section 2.1.      Issue of Securities ..............................     11
Section 2.2.      Purchase, Sale and Delivery of
                    Securities......................................     11
Section 2.3.      Registration Rights of Holders of
                    Securities......................................     12
Section 2.4.      Offering by the Initial Purchaser ................     13

                                   ARTICLE III

      REPRESENTATIONS AND WARRANTIES; RESALE OF SECURITIES

Section 3.1.      Representations and Warranties of
                    the Company and the Guarantors..................    13
Section 3.2.      Resale of Shares .................................    28

                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING

Section 4.1.      Conditions Precedent to Obligations
                    of the Initial Purchaser .......................   29

                                    ARTICLE V

                                    COVENANTS

Section 5.1.      Covenants ........................................    32

                                   ARTICLE VI

                                      FEES

Section 6.1       Costs, Expenses and Taxes ........................    35

                                   ARTICLE VII

                                    INDEMNITY

Section 7.1.      Indemnity ........................................    36
Section 7.2.      Contribution .....................................    40

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Section 7.3.      Registration Rights ..............................    41

                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 8.1.      Survival of Provisions ...........................    41
Section 8.2.      Termination ......................................    41
Section 8.3.      No Waiver; Modifications in
                    Writing ........................................    43
Section 8.4       Information Supplied by the Initial
                    Purchaser ......................................    43
Section 8.5.      Communications ...................................    44
Section 8.6.      Execution in Counterparts ........................    44
Section 8.7.      Successors .......................................    44
Section 8.8.      Governing Law ....................................    45
Section 8.9.      Severability of Provisions .......................    45
Section 8.10.     Headings .........................................    45

SIGNATURE PAGE



                                    EXHIBITS


Exhibit 1        Form of Opinion of Kaye, Scholer, Fierman, Hayes & Handler,
                 LLP

Exhibit 2        Form of Opinion of Lowenthal, Landau, Fischer & Bring

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            SECURITIES PURCHASE AGREEMENT, dated as of March 24, 1997 (the
"Agreement"), by and among SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "Company"), the Guarantors party hereto and CIBC WOOD GUNDY SECURITIES CORP. (the "Initial Purchaser").

            In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

            "Accredited Investor" has the meaning provided therefor in Section
3.2 of this Agreement.

            "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

            "Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Person in question. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of at least 10% of the voting securities of a Person shall be deemed to be control.

            "Agreement" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.


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            "Basic Documents" means, collectively, the Indenture, the Notes, the
Guarantees, the Notes Registration Rights Agreement, the Certificate of Designation, the Shares, the Debenture Indenture, the Preferred Stock Registration Rights Agreement, the Warrant Agreement, the Warrants, the Common Stock Registration Rights Agreement, the Unit Agreement, the Units and this Agreement.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law to close.

            "Certificate of Designation" means the certificate of designation under which the Shares will be issued.

            "Certificate of Incorporation" means the certificate of incorporation of the Company.

            "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

            "Class B Common Stock" means the Class B Common Stock, par value $.01 per share, of the Company.

            "Closing" has the meaning set forth in Section 2.2(b) of this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Act.

            "Common Stock Registration Rights Agreement" means the Common Stock Registration Rights Agreement dated as of March 15, 1997 among the Company, the Management Stockholders party thereto and the Initial Purchaser.

            "Commonly Controlled Entity" has the meaning set forth in Section 3.1(z) of this Agreement.


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            "Debenture Guarantees" means the guarantees of the Debentures and the In-kind Debentures issued under the Debenture Indenture.

            "Debenture Indenture" means the indenture dated as of March 15, 1997 among the Company, the Guarantors and the Debenture Trustee.

            "Debenture Trustee" means United States Trust Company of New York, as trustee under the Debenture Indenture.

            "Debentures" has the meaning set forth in Section 2.1 of this Agreement.

            "Default" means any event, act or condition which, with notice or lapse of time or both, would constitute an Event of Default under the Indenture.

            "Dividend Shares" has the meaning set forth in Section 3.1(l) of this Agreement.

            "Enforceability Exceptions" has the meaning set forth in Section 3.1(e).

            "Environmental Law" has the meaning set forth in Section 3.1(hh) of this Agreement.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "Event of Default" means any event defined as an Event of Default in the Indenture.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

            "Exchange Guarantees" means the guarantees of the Exchange Notes issued under the Indenture.

            "Exchange Notes" has the meaning set forth in the Notes Registration Rights Agreement.


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            "Exchange Preferred Stock" has the meaning set forth in the
Preferred Stock Registration Rights Agreement.

            "Final Memorandum" has the meaning set forth in Section 2.1 of this Agreement.

            "Foreign Plans" has the meaning set forth in Section 3.1(z) of this Agreement.

            "Guarantees" means the guarantees of the Notes issued under the Indenture.

            "Guarantors" means Spanish Broadcasting System, Inc., a New Jersey corporation, Spanish Broadcasting System of California, Inc., Spanish Broadcasting System of Florida, Inc., Spanish Broadcasting System Network, Inc., SBS Promotions, Inc., Alarcon Holdings, Inc. and SBS of Greater New York, Inc.

            "Indemnified Party" has the meaning set forth in Section 7.1(c) of this Agreement.

            "Indemnifying Party" has the meaning set forth in Section 7.1(c) of this Agreement.

            "Indenture" means the indenture dated as of March 15, 1997 by and among the Company, the Guarantors and the Trustee under which the Notes will be issued.

            "In-kind Debentures" has the meaning set forth in Section 3.1(q) of this Agreement.

            "Initial Purchaser" has the meaning set forth in the introductory paragraph of this Agreement.

            "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets, conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).


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
            "Material Adverse Effect" means, with respect to the Company and its Subsidiaries, a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole, or a material adverse effect on the ability of the Company or a Guarantor to perform its obligations under the Basic Documents to which it is a party, including this Agreement.

            "Memoranda" has the meaning set forth in Section 2.1 of this Agreement.

            "Notes" means the $75,000,000 aggregate principal amount of 11% Senior Notes due 2004 of the Company to be issued under the Indenture.

            "Notes Registration Rights Agreement" means the Notes Registration Rights Agreement dated as of March 15, 1997 by and among the Company, the Guarantors and the Initial Purchaser.

            "Offering Materials" has the meaning provided therefor in Section 7.1(a) of this Agreement.

            "Person" means any individual, corporation, limited liability company, partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, government (or an agency or political subdivision thereof) or other entity of any kind.

            "PORTAL" means the Private Offerings, Resales and Trading through Automated Linkages Market.

            "Preferred Stock Registration Rights Agreement" means the Preferred Stock Registration Rights Agreement dated as of March 15, 1997 by and among the Company, the Guarantors and the Initial Purchaser relating to the Shares, the Debentures and the Debenture Guarantees.

            "Preliminary Memorandum" has the meaning set forth in Section 2.1 of this Agreement.

            "Private Exchange Notes" has the meaning set forth in the Notes Registration Rights Agreement.


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            "Private Exchange Shares" has the meaning set forth in the Preferred
Stock Registration Rights Agreement.

            "Proceeding" has the meaning set forth in Section 7.1(c) of this Agreement.

            "QIB" has the meaning set forth in Section 3.2 of this Agreement.

            "Regulation S" has the meaning set forth in Section 3.1(ll) of this Agreement.

            "Securities" has the meaning set forth in Section 2.1 of this Agreement.

            "Shares" has the meaning set forth in Section 2.1 of this Agreement.

            "State" means each of the states of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

            "State Commission" means any agency of any State having jurisdiction to enforce such State's securities laws.

            "Subsidiaries" means, with respect to any Person, any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with generally accepted accounting principles such entity is consolidated with the first-named Person for financial statement purposes; provided, however, that Alarcon Investments, Inc., a New Jersey corporation, shall not constitute a Subsidiary of the Company or of any Subsidiary of the Company.


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
            "Supplement" has the meaning set forth in Section 2.1 of this Agreement.

            "Taxes" has the meaning set forth in Section 3.1(cc) of this Agreement.

            "Time of Purchase" has the meaning set forth in Section 2.2(b) of this Agreement.

            "Trustee" means IBJ Schroder Bank & Trust Company, as trustee under the Indenture.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.

            "Unit Agent" means IBJ Schroder Bank & Trust Company, as Unit Agent under the Unit Agreement.

            "Unit Agreement" means the Unit Agreement dated as of March 15, 1997 between the Company and the IBJ Schroder Bank & Trust Company, as Unit Agent.

            "Units" means the 175,000 Units issued under the Unit Agreement, each Unit consisting of one Share and one Warrant.

            "Voting Rights Triggering Event" means any event defined as a Voting Rights Triggering Event under the Certificate of Designation.

            "Warrant Agent" means IBJ Schroder Bank & Trust Company, as Warrant Agent under the Warrant Agreement.

            "Warrant Agreement" means the Warrant Agreement dated as of March 15, 1997 between the Company and the Warrant Agent.

            "Warrants" means the 175,000 warrants, each to purchase .428 shares Class A Common Stock, to be issued under the Warrant Agreement.

            Section 1.2. Accounting Terms; Financial Statements. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in


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accordance with generally accepted accounting principles in the United States as the same may be in effect from time to time.

                                   ARTICLE II

                     ISSUE OF SECURITIES; PURCHASE AND SALE
                 OF SECURITIES; RIGHTS OF HOLDERS OF SECURITIES;
                     _________OFFERING BY INITIAL PURCHASER

            Section 2.1. Issue of Securities. The Company has authorized the issuance of (a) $75,000,000 aggregate principal amount of Notes and (b) 175,000 Units, consisting of 175,000 shares of 14-1/4% Senior Exchangeable Preferred Stock, par value $.01 per share (the "Shares"), and 175,000 Warrants. The Shares are exchangeable, at the option of the Company, in whole or in part, for the Company's 14-1/4% Exchange Debentures due 2005 (the "Debentures") on any dividend payment date. The Debentures are to be issued under the Debenture Indenture. The Notes, the Units, the Shares, the Guarantees and the Warrants are referred to herein as the "Securities."

            The Securities have not been registered under the Act, and will be offered and sold to the Initial Purchaser in reliance on exemptions therefrom.

            In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum dated March 3, 1997 (including the information incorporated by reference therein, the "Preliminary Memorandum") and prepared a final offering memorandum dated March 24, 1997 (including the information incorporated by reference therein, the "Final Memorandum" and, together with the Preliminary Memorandum, the "Memoranda") setting forth or including a description of the terms of the Securities and the Debentures, a description of the Company and any material developments relating to the Company occurring after the date of the most recent financial statements included therein.

            Section 2.2. Purchase, Sale and Delivery of Securities.

                  (a) On the basis of the representations, warranties,
            agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees that it will sell to the Initial Purchaser, and the Initial


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            Purchaser agrees that it will purchase from the Company at the Time of Purchase (i) the Notes at a purchase price of $970 per $1,000 principal amount thereof and (ii) the Units at a price of $960 per Unit.

                  (b) The purchase, sale and delivery of the Securities will take place at a closing (the "Closing") at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York, at 9:00 A.M., New York time, on March 27, 1997, or such later date and time, if any, as the Initial Purchaser and the Company shall agree. The time at which such Closing (and the concurrent closing of the Acquisitions, the Refinancing and the Consent Solicitation (each as defined in the Final Memorandum)) is concluded is herein called the "Time of Purchase."

                  (c) Certificates in definitive form for the Securities that the Initial Purchaser has agreed to purchase hereunder, and in such denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Company at least 48 hours prior to the Closing, shall be delivered by or on behalf of the Company to the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer of immediately available funds wired in accordance with the written instructions of the Company. The Company will make such certificates for the Securities available for checking and packaging by the Initial Purchaser at the offices of the Initial Purchaser, or such other place as the Initial Purchaser may designate, at least 24 hours prior to the Closing.

            Section 2.3. Registration Rights of Holders of Securities. The Initial Purchaser and its direct and indirect transferees of (a) the Notes will have such rights with respect to the registration of the Notes and Exchange Notes under the Act as set forth in the Notes Registration Rights Agreement,
(ii) the Shares will have such rights with respect to the registration of the Shares, the Exchange Preferred Stock and Debentures under the Act as set forth in the Preferred Stock Registration Rights Agreement and (iii) the Warrants will have such rights with respect to the registration of the Class A Common Stock issuable upon exercise of the Warrants as set forth in the Common Stock Registration Rights Agreement.


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            Section 2.4. Offering by the Initial Purchaser. The Initial
Purchaser proposes to make an offering of the Securities at the prices and upon the terms set forth in the Final Memorandum and solely to the persons described in Section 3.2(c) hereof, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

                                   ARTICLE III

              REPRESENTATIONS AND WARRANTIES; RESALE OF SECURITIES

            Section 3.1. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to and agree with the Initial Purchaser as follows:

                  (a) The Final Memorandum, as of its date and at the Time of
            Purchase, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 3.1(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company or a Guarantor in writing by the Initial Purchaser expressly for use in the Final Memorandum or any amendment or supplement thereto or relating to the manner of sale of the Securities by the Initial Purchaser.

                  (b) The consolidated financial statements of the Company
            included or incorporated by reference in the Final Memorandum present fairly the consolidated financial position, results of operations and cash flows of the Company and, its consolidated Subsidiaries at the dates and for the periods to which they relate (as applicable) and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. To the knowledge of the Company, the financial statements of New Age Broadcasting, Inc. ("New Age") included in the Final Memorandum present fairly the financial position, results of operations and


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            cash flow of New Age at the dates and for the periods to which they relate (as applicable) and have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis, except as otherwise stated therein. To the knowledge of the Company, the combined financial statements of New Age and the Seventies Broadcasting Corporation ("Seventies") included in the Final Memorandum present fairly the financial position, results of operations and cash flow of New Age and Seventies at the dates and for the periods to which they relate (as applicable) and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. To the knowledge of the Company, the financial statements of Park Radio of Greater New York, Inc. ("WPAT") to the extent included or incorporated by reference in the Final Memorandum present fairly the financial position, results of operations and cash flows of WPAT at the dates and for the periods to which they relate (as applicable) and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected historical financial data in the Final Memorandum present fairly in all material respects the financial information shown therein and have been prepared and compiled on a basis consistent with the applicable financial statements included therein, except as otherwise stated therein. Each of KPMG Peat Marwick LLP and Voynow, Bayard and Company is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder. The pro forma financial statements (including the notes thereto) and the summary pro forma financial information included or incorporated by reference in the Final Memorandum have been prepared using reasonable assumptions and in accordance with the applicable requirements of the Act and include all adjustments necessary to present fairly the pro forma financial information included within the Final Memorandum at the respective dates and for the respective periods indicated.

                  (c) The Company is a corporation duly organized, validly
            existing and in good standing under the laws of the State of Delaware. Each Subsidiary of the Company is a corporation duly incorporated or organized, validly existing


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            and in good standing under the laws of the state or other
            jurisdiction of its incorporation or organization. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation and is authorized to do business in each jurisdiction in which the ownership or leasing of any property or the character of its operations makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

                  (d) As of the date hereof, the Company's authorized capital stock consists of 5,000,000 shares of Class A Common Stock, 200,000 shares of Class B Common Stock and 500,000 shares of preferred stock. As of the Time of Purchase (on a pro forma basis as described in the Final Memorandum), 558,135 shares of Class A Common Stock, 48,533 shares of Class B Common Stock and 175,000 Shares will be outstanding. All of the issued and outstanding shares of capital stock of the Company and its Subsidiaries are validly issued, all of such capital stock is fully paid and nonassessable and none of such shares or interests were issued in violation of any preemptive or similar rights. The Company has no Subsidiaries other than the Guarantors. Except as set forth in the Final Memorandum, at the Time of Purchase (i) all of the capital stock of each Subsidiary of the Company is owned directly by the Company or another Subsidiary of the Company, free and clear of any Liens, (ii) there are no outstanding subscriptions, options, warrants, rights, convertible securities or other binding agreements or commitments of any character obligating the Company or its Subsidiaries to issue any securities and (iii) there is no agreement, understanding or arrangement among the Company or its Subsidiaries and their respective stockholders or any other Person relating to the ownership or disposition of any capital stock in the Company or any of its Subsidiaries, the election of directors of the Company or any of its Subsidiaries or the governance of the Company's or any of its Subsidiaries' affairs, and such agreements, arrangements or understandings will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement and the other Basic Documents.

                  (e) This Agreement has been duly authorized, executed and
            delivered by each of the Company and the Guarantors and


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            (assuming the due authorization, execution and delivery by the
            Initial Purchaser) is a valid and legally binding agreement of each of the Company and the Guarantors, enforceable in accordance with its terms except (i) that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought (the "Enforceability Exceptions") and (ii) as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

                  (f) The Indenture has been duly authorized by each of the
            Company and the Guarantors and, when duly executed and delivered by each of the Company and the Guarantors (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of each of the Company and the Guarantors, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

                  (g) The Notes and the Guarantees have been duly authorized by the Company and the Guarantors, respectively, and, when issued and delivered by the Company and the Guarantors against payment therefor by the Initial Purchaser in accordance with the terms of this Agreement (and, in the case of the Notes, assuming the due authentication thereof by the Trustee in accordance with the Indenture), will constitute valid and binding obligations of the Company and the Guarantors, respectively, enforceable in accordance with their respective terms, subject to the Enforceability Exceptions. The Exchange Notes and Private Exchange Notes have been duly authorized by the Company and, when executed, issued and delivered by the Company in accordance with the terms of the Indenture and the Exchange Offer contemplated by the Notes Registration Rights Agreement (and assuming the due authentication thereof by the Trustee in accordance with the Indenture), will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to the Enforceability Exceptions.


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                  (h) The Unit Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Unit Agent), will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

                  (i) The Units have been duly authorized by the Company and, when issued and delivered by the Company against payment therefor by the Initial Purchaser in accordance with the terms of this Agreement (assuming due authentication, execution and delivery thereof by the Unit Agent in accordance with the Unit Agreement), will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

                  (j) The Warrant Agreement has been duly authorized by the
            Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the Warrant Agent), will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

                  (k) The Warrants have been duly authorized by the Company and, when issued and delivered by the Company against payment therefor by the Initial Purchaser in accordance with the terms of this Agreement (assuming the due authentication thereof by the Warrant Agent in accordance with the Warrant Agreement), will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the Enforceability Exceptions.

                  (l) The Certificate of Designation relating to the Shares and any additional Shares issued as dividends in accordance with the terms of the Certificate of Designation (the "Dividend Shares") has been duly authorized by the Company. The Shares and the Dividend Shares have been duly authorized and, when issued and delivered by the Company against payment therefor in accordance with the provisions of this Agreement, in the case of the Shares, and in accordance with the terms of the Certificate of Designation,

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            in the case of the Dividend Shares, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; the certificates for the Shares and the Dividend Shares are in due and proper form; and the holders of such Shares and Dividend Shares will not be subject to personal liability by reason of being such holders. The Company has reserved for issuance, and duly authorized the issuance of, the maximum number of Shares and Dividend Shares issuable as dividends pursuant to the terms of the Certificate of Designation. The Certificate of Incorporation of the Company, by virtue of the Certificate of Designation, sets forth the rights, preferences and priorities of the Shares and the Dividend Shares. The Exchange Preferred Stock and the Private Exchange Preferred Stock have been duly authorized and, when issued and delivered by the Company in accordance with the provisions of the Exchange Offer contemplated by the Preferred Stock Registration Rights Agreement, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights.

                  (m) The Debenture Indenture has been duly authorized by the
            Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Debenture Trustee), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

                  (n) The Notes Registration Rights Agreement has been duly
            authorized by each of the Company and the Guarantors and, when executed and delivered by each of the Company and the Guarantors (assuming due authorization, execution and delivery by the Initial Purchaser), will constitute a valid and legally binding agreement of each of the Company and the Guarantors, enforceable in accordance with its terms, subject to the Enforceability Exceptions and as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (o) The Common Stock Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming due authorization, execution and delivery by each other party thereto), will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to the Enforceability Exceptions and as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (p) The Preferred Stock Registration Rights Agreement has been duly authorized by each of the Company and the Guarantors and, when executed and delivered by each of the Company and the Guarantors (assuming the due authorization, execution and delivery by the Initial Purchaser), will constitute a valid and legally binding agreement of each of the Company and the Guarantors, enforceable in accordance with its terms, subject to the Enforceability Exceptions and as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (q) The Debentures and any additional Debentures issued as interest in accordance with the provisions of the Indenture (the "In-kind Debentures") and the Debenture Guarantees have been duly authorized by the Company and the Guarantors, respectively. The Debentures and the In-kind Debentures and the Debenture Guarantees, when executed by the Company and the Guarantors, respectively (assuming, in the case of the Debenture and In-kind Debentures, due authentication by the Debenture Trustee in accordance with the Debenture Indenture) and delivered upon the exchange of the Shares and/or the Dividend Shares, if any, in accordance with the Certificate of Designation relating to the Shares and the Dividend Shares in the case of the Exchange Debentures, or as interest on outstanding Debentures in accordance with the Debenture Indenture, in the case of the In-kind Debentures, will have been duly executed, issued and delivered and will constitute valid and binding obligations of the Company and the Guarantors, respectively, enforceable in accordance with their respective terms, subject to the Enforceability Exception.

                  (r) Immediately after the consummation of the transactions contemplated by this Agreement (including the use of proceeds from the sale of the Securities at the Time of Purchase), the present fair saleable value of the assets of the Company (on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; the Company (on a consolidated basis) will not be, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including the use of proceeds from the sale of the Securities at the Time of Purchase), (i) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (ii) unable to pay its debts (contingent or otherwise) as they mature or (iii) otherwise insolvent.

                  (s) Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Basic Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

                  (t) Subsequent to the date as of which information is given in the Final Memorandum to the date hereof, except as contemplated in the Final Memorandum, there has not been (i) any event or condition that has had or that could reasonably be expected to have a Material Adverse Effect, (ii) any transaction entered into by the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, other than in the ordinary course of business, or (iii) any dividend or distribution of any kind declared, paid or made by the Company on its common stock.

                  (u) Except as set forth in the Final Memorandum, there is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the best knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or would be a party or of which the properties or assets of the Company or its Subsidiaries are or may be subject, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance and sale of the Securities by the Company or any of the other transactions contemplated by the Basic Documents, (ii) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions or (iii) could reasonably be expected to have a Material Adverse Effect.

                  (v) The execution, delivery and performance by the Company and the Guarantors of the Basic Documents to which they are a party, the issuance and sale by the Company and the Guarantors of the Securities to be issued by them, the execution, delivery and performance by the Company and the Guarantors of all other agreements and instruments to be executed by them and delivered pursuant hereto or thereto or in connection herewith or therewith or in connection with any of the transactions contemplated hereby or thereby, and compliance by the Company and the Guarantors with the terms and provisions hereof and thereof, and consummation of the other Transactions (as defined in the Final Memorandum) do not and will not (i) violate any provision of any law, rule or regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, decree, determination or award presently in effect or in effect at the Time of Purchase having applicability to the Company or any of its Subsidiaries, (ii) assuming simultaneous consummation of the Refinancing, conflict with or result in a breach of or constitute a default under the certificate of incorporation or by-laws (or similar organizational document) of the Company or any of its Subsidiaries, or, as of the Time of Purchase, any indenture or loan or credit agreement, or any other material agreement or instrument, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets may be bound or affected, or (iii) result in, or require the creation or imposition of, any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of its Subsidiaries, except, in each case, where such violation, conflict, default or creation or imposition of any Lien would not (individually or in the aggregate) be reasonably likely to have a Material Adverse Effect.

                  (w) Neither the Company nor any of its Subsidiaries is
            currently or, after giving effect to the consummation of the transactions contemplated by this Agreement and the other Transactions, will be (i) in violation of its respective certificate of incorporation or by-laws (or similar organizational document), (ii) in default (nor will an event occur which with notice or passage of time or both would constitute such a default) under or in violation of any indenture or loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound or affected, (iii) in violation of any order of any court, arbitrator or governmental body, or (iv) in violation of or will have violated any statute, rule or regulation of any governmental authority, except in each case, which default or violation (individually or in the aggregate) could not reasonably be expected to (x) affect the legality, validity or enforceability of any of the Basic Documents in any material respect or (y) have a Material Adverse Effect.

                  (x) Except as set forth in the Final Memorandum, and assuming the accuracy of the Initial Purchaser's representations and warranties set forth in Section 3.2 hereof, and the due performance by the Initial Purchaser of the covenants and agreements set forth in Section 3.2 hereof, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange is required in connection with the execution, delivery or performance by the Company or any of the Guarantors (to the extent they are a party thereto) of any of the Basic Documents or consummation of any of the transactions contemplated thereby or consummation of any of the other Transactions, except (i) as may be required under state securities or "blue sky" laws or the laws of any foreign jurisdiction, (ii) such as have been obtained or made, (iii) as may be required under the Act, the Exchange Act and the Trust Indenture Act in connection with the performance of obligations under the Notes Registration Rights Agreement, the Preferred Stock Registration Rights Agreement and the Common Stock Registration Rights Agreement, (iv) as may be required under the Exchange Act after the Time of Purchase or (v) as would not (individually or in the aggregate) be reasonably likely to have a Material Adverse Effect. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations set forth in the Final Memorandum (other than as disclosed therein) which are required to have been obtained by the date hereof have been obtained or made, as the case may be, and are in full force and effect and not the subject of any pending or, to the knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

                  (y) The Company is not, and immediately after the Time of
            Purchase will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (z) The execution and delivery of this Agreement and the other
            Basic Documents and the sale of the Securities to the Initial Purchaser will not involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA, or Section 4975 of the Code on the part of the Company or any of its Subsidiaries. No Reportable Event (as defined in Section 4043 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Employee Benefit Plan (as defined in Section 3(3) of ERISA), and the Company and its Subsidiaries have complied in all material respects with the applicable provisions of ERISA and the Code in connection with each Employee Benefit Plan. The present value of all benefits vested under each Employee Benefit Plan maintained by the Company or any person or entity treated with the Company as a single employer under
            Section 414 of ERISA (a "Commonly Controlled Entity") (based on the current liability, interest rate and other assumptions used in preparation of the plan's Form 5500 Annual Report) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such plan allocable to such accrued benefits. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan (as defined in ERISA), and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which such representation is made or deemed made. No such Multiemployer Plan is in reorganization or insolvent. There are no material liabilities of the Company or any Commonly

            Controlled Entity for post-retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as described in Section 3(1) of ERISA). To the best of the Company's knowledge, the Company and its Subsidiaries are substantially and in all material respects in compliance with all applicable laws with respect to all employee benefit plans maintained or contributed to in respect of employees other than those employed in the United States ("Foreign Plans"). There are no material unfunded liabilities in respect of the Foreign Plans.

                  (aa) The Company and each of its Subsidiaries have good and valid title to, or valid and enforceable leasehold interests in, all properties and assets identified in the Final Memorandum as owned or leased, respectively, by each of them which are material to the business of the Company and its Subsidiaries, taken as a whole, free and clear of all Liens, except (i) such Liens as are described in the Final Memorandum or (ii) Liens created in the ordinary course of business which are Permitted Liens (as defined in the Indenture). All of the leases material to the business of the Company or any of its Subsidiaries and under which the Company or any of its Subsidiaries, as the case may be, holds properties described in the Final Memorandum, are valid and binding as leased by them, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company or any of its Subsidiaries, as the case may be.

                  (bb) No form of general solicitation or general advertising was used by the Company, any of its Subsidiaries or any of their respective representatives in connection with the offer and sale of the Securities. Neither the Company, any of its Subsidiaries nor any Person authorized to act for any of them has, either directly or indirectly, sold or offered for sale any of the Securities, or solicited any offers to buy any thereof from, or has otherwise approached or negotiated in respect thereof with, any Person or Persons other than with or through the Initial Purchaser; and the Company agrees that neither it, any of its Subsidiaries nor any Person acting on its or their behalf will sell or offer for sale any Securities to, or solicit any offers to buy any Securities from, or otherwise approach or negotiate in respect thereof with, any Person or Persons so as thereby to bring the issuance or sale of any of the Securities within the provisions of Section 5 of the Act.

                  (cc) All tax returns required to be filed by the Company or any of its Subsidiaries in any jurisdiction (including foreign jurisdictions) have been duly filed and all taxes, assessments, fees and other charges including, without limitation, withholding taxes, penalties, and interest ("Taxes") due or claimed to be due have been paid, other than those Taxes being contested in good faith and for which adequate reserves or accruals have been established in accordance with generally accepted accounting principles, except where the failure to file such returns or to pay such Taxes is not reasonably likely to have, singly or in the aggregate, a Material Adverse Effect. The Company knows of no actual or proposed additional tax assessments for any fiscal period against the Company or any of its Subsidiaries that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

                  (dd) The Company and its Subsidiaries are the owners or
            licensees of all trade names, unregistered trademarks and service marks, brand names, patents, registered and unregistered copyrights, registered trademarks and service marks, and all applications for any of the foregoing, and all permits, grants and licenses or other rights with respect thereto, the absence of which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the Final Memorandum, neither the Company nor any of its Subsidiaries has been charged with any material infringement of any intangible property of the character described above or been notified or advised of any material claim of any other Person relating to any of the intangible property, which infringements or claims (individually or in the aggregate) would be reasonably likely to have a Material Adverse Effect.

                  (ee) The Notes, Guarantees, Indenture, Warrants, Warrant
            Agreement, the Class A Common Stock, Shares, Certificate of Designation, Debentures, Debenture Indenture, Debenture Guarantees, Preferred Stock Registration Rights Agreement, Notes Registration Rights Agreement and Common Stock Registration Rights Agreement conform in all material respects to the descriptions thereof in the Final Memorandum.

                  (ff) Assuming the accuracy of the Initial Purchaser's
            representations and warranties set forth in Section 3.2 hereof, and the due performance by the Initial Purchaser of the covenants and agreements set forth in Section 3.2 hereof, the offer and sale of the Securities to the Initial Purchaser in the manner contemplated by this Agreement and the Memorandum does not require registration under the Act.

                  (gg) Except as described in the Final Memorandum, each of the
            Company and its Subsidiaries is in compliance with all federal, state, local and foreign laws, and any rules, regulations, orders, decrees, judgments or injunctions issued or promulgated thereunder relating to pollution and protection of public and employee health and the environment ("Environmental Law") and with the terms and conditions of any permit, license or approval required thereunder in connection with the ownership, operation or use of its business, property and assets where the failure to be in such compliance could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; except as disclosed in the Final Memorandum, and to the knowledge of the Company, none of the Company or any of its Subsidiaries is subject to any liability, absolute or contingent, under any Environmental Law which liability would, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect; except as disclosed in the Final Memorandum, there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation or deficiency, investigation, proceeding or notice of potential responsibility or liability or demand letter or request for information pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries under any Environmental Law which, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect.

                  (hh) Except as set forth in the Final Memorandum, there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of its Subsidiaries which is pending or, to the best knowledge of the Company, threatened.

                  (ii) Each of the Company and its Subsidiaries carries
            insurance (including self insurance) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

                  (jj) No securities of the Company or any of its Subsidiaries are of the same class (within the meaning of Rule 144A under the Act) as any of the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                  (kk) None of the Company or its Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of any of the Securities.

                  (ll) None of the Company, its Subsidiaries, any of their
            respective Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S") with respect to any of the Securities and the Company, its Subsidiaries and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchaser) have acted in accordance with the offering restrictions requirement of Regulation S.

                  (mm) The statistical and market-related data included in the
            Final Memorandum are based on or derived from sources which the Company believes to be reliable and accurate in all material respects or represents the Company's good faith estimates that are made on the basis of data derived from such sources.

                  (nn) Except as stated in the Final Memorandum, the Company does not know of any claims for services, either in the nature of a finder's fee or financial advisory fee, with respect to the offering of the Securities and the transactions contemplated by the Final Memorandum.

                  (oo) No securities of the same class as any of the Securities have been offered or issued and sold by the Company within the six-month period immediately prior to the date hereof.

            Section 3.2. Resale of Shares. The Initial Purchaser represents and warrants that it is a "qualified institutional buyer" as defined in Rule 144A under the Act ("QIB"). The Initial Purchaser agrees with the Company that (a) it has not and will not, directly or indirectly, solicit offers for, or offer or sell, any of the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; (b) has not and will not, directly or indirectly, engage in any "directed selling efforts" (as defined in Regulation S under the Act); and (c) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, (i) Persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such Person is buying for one or more institutional accounts for which such Person is acting as fiduciary or agent, only when such Person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (ii) a limited number of other institutional investors reasonably believed by the Initial Purchaser to be "Accredited Investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of the Act) that, prior to their purchase of any of the Securities, deliver to the Initial Purchaser a letter containing the representations and agreements set forth in Annex A to the Final Memorandum and (B) in the case of offers outside the United States, to Persons other than U.S. Persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such Persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Memorandum.

                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING

            Section 4.1. Conditions Precedent to Obligations of the Initial Purchaser. The obligation of the Initial Purchaser to purchase the Securities to be purchased by it hereunder is subject to the satisfaction of the following conditions:

                  (a) The Initial Purchaser shall have received an opinion,
            addressed to the Initial Purchaser in form and substance satisfactory to counsel to the Initial Purchaser and dated the Time of Purchase, from each of (i) Kaye, Scholer, Fierman, Hayes & Handler LLP, counsel to the Company, in substantially the form set forth in Exhibit 1 hereto, and (ii) Lowenthal, Landau, Fischer & Bring, special counsel to the Company, in substantially the form set forth in Exhibit 2 hereto.

                  (b) The Initial Purchaser shall have received an opinion,
            addressed to the Initial Purchaser in form and substance satisfactory to the Initial Purchaser and dated the Time of Purchase, of Cahill Gordon & Reindel, counsel to the Initial Purchaser, as to such matters as the Initial Purchaser shall reasonably request.

                  In rendering such opinions in accordance with Sections 4.1(a)
            and (b), each such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Company and representations of the Initial Purchaser and by government officials, and upon such other documents as such counsel deem appropriate as a basis for their opinion. Each such counsel may specify the jurisdictions in which it is admitted to practice and that it is not admitted to practice in any other jurisdiction or an expert in the law of any other jurisdiction. To the extent such opinion concerns the laws of any other such jurisdiction such counsel may rely upon the opinion of counsel (satisfactory to the Initial Purchaser) admitted to practice in such jurisdiction. Any opinion relied upon by such counsel as aforesaid shall be delivered to the Initial Purchaser together with the opinion of such counsel, which opinion shall state that such counsel believes that their and the Initial Purchaser's reliance thereon is justified.

                  (c) The Initial Purchaser shall have received from KPMG Peat
            Marwick LLP a comfort letter or letters dated the date hereof and the Time of Purchase in form and substance satisfactory to counsel to the Initial Purchaser.

                  (d) The representations and warranties made by the Company herein shall be true and correct in all material respects (except for changes expressly provided for in this Agreement) on and as of the Time of Purchase with the same effect as though such representations and warranties had been made on and as of the Time of Purchase; the Company and the Guarantors shall have complied in all material respects with all agreements as set forth in or contemplated hereunder and in the other Basic Documents required to be performed by the Company at or prior to the Time of Purchase.

                  (e) Subsequent to the date of the Final Memorandum, (i) there shall not have been any change which has had or could be reasonably likely to have a Material Adverse Effect, and (ii) the Company and its Subsidiaries shall have conducted their respective businesses only in the ordinary course.

                  (f) At the Time of Purchase, after giving effect to the
            consummation of the transactions contemplated by this Agreement and the other Basic Documents and the other Transactions, there shall exist no Default or Event of Default and no Voting Rights Triggering Event.

                  (g) The purchase of and payment for the Securities by the
            Initial Purchaser hereunder shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System).

                  (h) At the Time of Purchase, the Initial Purchaser shall have received a certificate, dated the Time of Purchase, from the Company stating that the conditions specified in Sections 4.1(d), (e), (f) and (k) have been satisfied or duly waived at the Time of Purchase.

                  (i) Each of the Basic Documents shall be satisfactory in form and substance to the Initial Purchaser and shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect.

                  (j) All proceedings taken in connection with the issuance of the Securities and the transactions contemplated by this Agreement, the other Basic Documents and all documents and papers relating thereto shall be satisfactory to the Initial Purchaser and counsel to the Initial Purchaser. The Initial Purchaser and counsel to the Initial Purchaser shall have received copies of such papers and documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

                  (k) The issuance and sale of the Securities hereunder shall not have been enjoined (temporarily or permanently) at the Time of Purchase.

                  (l) There shall not have been any announcement by any
            "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (A) it is downgrading its rating assigned to any debt securities of the Company, or (B) it is reviewing its rating assigned to any debt securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

                  (m) The Initial Purchaser shall have sold the Securities in accordance with the provisions of Section 3.2 hereof.

                  (n) The Company shall have received the Requisite Consents (as defined in Supplement No. 1 to Consent Solicitation Statement of the Company dated March 14, 1997 (the "Consent Solicitation Statement")) and the Proposed Amendments (as defined in Consent Solicitation Statement) shall have become operative.

                  (o) The Acquisitions (as defined in the Final Memorandum)
            shall be consummated on the terms set forth in the respective acquisition agreements as in effect of the date hereof.

                  (p) The Company shall redeem or repurchase all of its
            outstanding 12 1/4% Senior Secured Notes due 2001 and all of its outstanding shares of Senior Exchangeable Preferred Stock, Series A, at the Time of Purchase.

            On or before the Time of Purchase, the Initial Purchaser and counsel to the Initial Purchaser shall have received such further documents, opinions, certificates and schedules or other instruments relating to the business, corporate, legal and financial affairs of the Company and its Subsidiaries as they may reasonably request.

                                    ARTICLE V

                                    COVENANTS

            Section 5.1. Covenants. The Company and the Guarantors, as the case may be, covenant and agree with the Initial Purchaser that:

                  (a) The Company will not amend or supplement the Final
            Memorandum or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given its consent, which consent shall not be unreasonably withheld. The Company will promptly, upon the reasonable request of the Initial Purchaser or counsel to the Initial Purchaser, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in the opinion of the Initial Purchaser or counsel to the Initial Purchaser in connection with the resale of the Securities by the Initial Purchaser.

                  (b) The Company will cooperate with the Initial Purchaser in arranging for the qualification of the Securities for offering and sale under the securities or "blue sky" laws of such jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the resale of the Securities; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to service of process in suits or taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                  (c) If, at any time prior to the completion of the
            distribution by the Initial Purchaser of the Securities, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchaser thereof (who thereafter will not use such Final Memorandum until appropriately amended or supplemented) and will prepare, at the expense of the Company, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance; provided, however, that the Company's obligation hereunder shall not be applicable to the extent resale by the Initial Purchaser may be accomplished pursuant to a registration statement filed by the Company pursuant to the Notes Registration Rights Agreement or Preferred Stock Registration Rights Agreement.

                  (d) The Company will, without charge, provide to the Initial
            Purchaser and to counsel to the Initial Purchaser as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

                  (e) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Final Memorandum.

                  (f) For and during the period ending on the date no Securities are outstanding, the Company will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the holders of its securities generally and, promptly after available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

                  (g) Prior to the Time of Purchase, the Company will furnish to the Initial Purchaser, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

                  (h) None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of any of the Securities in a manner which would require the registration under the Act of any of the Securities.

                  (i) The Company will not, and will not permit any of its
            Subsidiaries to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of
            Section 4(2) of the Act.

                  (j) For so long as any of the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and not salable in full under Rule 144 under the Act (or any successor provision), the Company will make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (k) The Company will use its best efforts to (i) permit the
            Securities to be included for quotation on PORTAL and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (l) The Company and the Guarantors will use their best efforts to do and perform all things required to be done and performed by them under this Agreement and the other Basic Documents prior to or after the Closing and to satisfy all conditions precedent on their part to the obligations of the Initial Purchaser to purchase and accept delivery of the Securities.

                                   ARTICLE VI

                                      FEES

            Section 6.1. Costs, Expenses and Taxes. The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 8.2 hereof, including, but not limited to, all costs and expenses incident to (i) its negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and each of the other Basic Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith,
(ii) any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, any other marketing related materials and any "blue sky" memoranda (which shall include the reasonable disbursements of counsel to the Initial Purchaser in respect thereof), (iii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iv) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (v) the fees and expenses of counsel to the Initial Purchaser, (vi) preparation (including printing), issuance and delivery to the Initial Purchaser of the Securities, including transfer agent fees, (vii) the qualification of the Securities under state securities and "blue sky" laws, including filing fees and reasonable fees and disbursements of counsel to the Initial Purchaser relating thereto, (viii) its respective expenses and the cost of any private or chartered jets in connection with any meetings with prospective investors in the Securities, (ix) fees and expenses of the Trustee, Debenture Trustee, Warrant Agent, Unit Agent and transfer agent for the Shares including fees and expenses of counsel to the Trustee, Debenture Trustee, Warrant Agent, Unit Agent and transfer agent for the Shares, (x) all expenses and listing fees incurred in connection with the application for quotation of the Securities on PORTAL, (xi) any fees charged by investment rating agencies for the rating of the Securities and

(xii) except as limited by Article VII, all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), if any, in connection with the enforcement of this Agreement, the Securities or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. In addition, the Company shall pay any and all stamp, transfer and other similar taxes (but excluding any income, franchise, personal property, ad valorem or gross receipts taxes) payable or determined to be payable in connection with the execution and delivery of this Agreement, any of the other Basic Documents or the issuance of the Securities, and shall save and hold the Initial Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes (other than if such delay is caused by the Initial Purchaser).

                                   ARTICLE VII

                                    INDEMNITY

            Section 7.1.  Indemnity.

                  (a) Indemnification by the Company and the Guarantors. The
            Company and the Guarantors agree and covenant to jointly and severally hold harmless and indemnify the Initial Purchaser and any director, officer, employee, agent or controlling Person of any of the foregoing from and against any losses, claims, damages, liabilities and expenses (including expenses of investigation) to which the Initial Purchaser and such Affiliates of the Initial Purchaser may become subject arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Memoranda and any amendments or supplements thereto, any documents filed with the Commission or any State Commission (collectively, the "Offering Materials") or arising out of or based upon the omission or alleged omission to state in any of the Offering Materials a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and the Guarantors shall not be liable under this paragraph (a) to the extent that such losses, claims, damages or liabilities arose out of or are based upon an untrue statement or omission or alleged untrue statement or omission made in any of the documents referred to in this paragraph (a) in reliance upon and in conformity with the information relating to the Initial Purchaser furnished in writing by the Initial Purchaser for inclusion therein (or for a breach by the Initial Purchaser of any representation or warranty contained in this Agreement); provided, further, that the Company and the Guarantors shall not be liable under this paragraph (a) to the extent that such losses, claims, damages or liabilities arose out of or are based upon an untrue statement or omission or alleged untrue statement or omission made in any Memoranda that is corrected in the Final Memorandum (or any amendment or supplement thereto) if the person asserting such loss, claim, damage or liability purchased Shares from the Initial Purchaser in reliance on such Memorandum but was not given the Final Memorandum (or any amendment or supplement thereto) on or prior to the confirmation of the sale of such Shares. The Company and the Guarantors further agree jointly and severally to reimburse the Initial Purchaser for any reasonable legal and other expenses as they are incurred by it in connection with investigating, preparing to defend or defending any lawsuits, claims or other proceedings or investigations for which indemnification may be sought under this paragraph (a); provided that if the Company and the Guarantors reimburse the Initial Purchaser hereunder for any expenses incurred in connection with a lawsuit, claim or other proceeding for which indemnification is sought, the Initial Purchaser hereby agrees to refund such reimbursement of expenses to the extent that the losses, claims, damages or liabilities arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission made in any of the documents referred to in this paragraph (a) in reliance upon and in conformity with the information relating to the Initial Purchaser furnished in writing by the Initial Purchaser for inclusion therein (or for a breach by the Initial Purchaser of any representation or warranty contained in this Agreement). The Company and the Guarantors further agree that the indemnification, contribution and reimbursement commitments set forth in this Article VII shall apply whether or not the Initial Purchaser is a formal party to any such lawsuits, claims or other proceedings. The indemnity, contribution and expense reimbursement obligations of the Company and the Guarantors under this Article VII shall be in addition to any liability the Company may otherwise have.

                  (b) Indemnification by the Initial Purchaser. The Initial
            Purchaser agrees and covenants to hold harmless and indemnify the Company and the Guarantors and any director, officer, employee, agent or controlling Person of any of the foregoing from and against any losses, claims, damages, liabilities and expenses insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Materials, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with the information relating to the Initial Purchaser furnished in writing by the Initial Purchaser for inclusion therein. The Initial Purchaser agrees to reimburse the Company and the Guarantors for any reasonable legal and other expenses as they are incurred by them in connection with investigating, preparing to defend or defending any lawsuits, claims or other proceedings or investigations for which indemnification may be sought under this paragraph (b). The indemnity, contribution and expense reimbursement obligations of the Initial Purchaser under this Article VII shall be in addition to any liability the Initial Purchaser may otherwise have.

                  (c) Procedure. If any Person shall be entitled to indemnity hereunder (each an "Indemnified Party"), such Indemnified Party shall give prompt written notice to the party or parties from which such indemnity is sought (each an "Indemnifying Party") of the commencement of any action, suit, investigation or proceeding, governmental or otherwise (a "Proceeding"), with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure so to notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent that the Indemnifying Parties have been prejudiced materially by such failure. The Indemnifying Parties shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such Proceeding, to assume, at the Indemnifying Parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party or Parties (if more than one such Indemnified Party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Parties agree to pay such fees and expenses; or (2) the Indemnifying Parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such Indemnified Party or Parties; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party or Parties and the Indemnifying Party or an Affiliate of the Indemnifying Party and such Indemnified Parties, and the Indemnified Parties shall have been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party or Parties that are different from or additional to those available to the Indemnifying Parties and in the reasonable judgment of such counsel it is advisable for such Indemnified Parties to employ separate counsel, in which case, if such Indemnified Party or Parties notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof with respect to the Indemnified Parties and such counsel shall be at the expense of the Indemnifying Parties, it being understood, however, that the Indemnifying Parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party or Parties (which firm (and local counsel, if any) shall be designated in writing by such Indemnified Party or Parties), or for fees and expenses that are not reasonable. No Indemnified Party or Parties will settle any Proceeding without the consent of the Indemnifying Party or Parties (but such consent shall not be unreasonably withheld). Each Indemnified Party shall use its best efforts to cooperate with the Indemnifying Parties in the defense of any such Proceeding. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been or a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability or claims that are the subject of such Proceeding.

            Section 7.2. Contribution. If for any reason the indemnification provided for in Section 7.1 of this Agreement is unavailable to an Indemnified Party, or insufficient to hold it harmless, in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Securities, but also the relative fault of the Indemnifying and Indemnified Parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Indemnifying and Indemnified Parties shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (net of discounts but before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the Indemnifying and Indemnified Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying or Indemnified Parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any such claim.

            The Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, agree that it would not be just and equitable if contribution pursuant to the immediately preceding paragraph were determined pro rata or per capita or by any other method of allocation which does not take into account the equitable considerations referred to in such paragraph. Notwithstanding any other provision of this Section 7.2, the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or a breach of a representation or warranty or the omissions or alleged omissions to state a material fact. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            Section 7.3. Registration Rights. Notwithstanding anything to the contrary in this Article VII, the indemnification and contribution provisions of the Notes Registration Rights Agreement and the Preferred Stock Registration Rights Agreement shall govern any claim with respect thereto.

                                  ARTICLE VIII

                                  MISCELLANEOUS

            Section 8.1. Survival of Provisions. The representations, warranties and covenants of the Company, the Guarantors and their respective officers and the Initial Purchaser made herein, the indemnity and contribution agreements contained herein and each of the provisions of Articles VI, VII and VIII shall remain operative and in full force and effect regardless of (a) the investigation made by or on behalf of the Company or a Guarantor, the Initial Purchaser or any Indemnified Party, (b) acceptance of any of the Securities and payment therefor, (c) any termination of this Agreement or (d) disposition of the Securities by the Initial Purchaser whether by redemption, exchange, sale or otherwise.

            Section 8.2. Termination. (a) This Agreement may be terminated by the Initial Purchaser by notice to the Company given prior to the Time of Purchase in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing:

                        (i) the Company or any of its Subsidiaries shall have
                  sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchaser, has had or has a Material Adverse Effect, or there shall have been any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company or any of its Subsidiaries), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

                        (ii) trading in securities of the Company or in
                  securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

                        (iii) a banking moratorium shall have been declared by
                  New York or United States authorities;

                        (iv) there shall have been (A) an outbreak or escalation
                  of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or
                  (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

                        (v) any securities of the Company shall have been
                  downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

                  (b) Termination of this Agreement pursuant to this Section 8.2 shall be without liability of any party to any other party except as provided in Section 8.1 hereof.

            Section 8.3. No Waiver; Modifications in Writing. No failure or delay on the part of the Company, a Guarantor or the Initial Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, a Guarantor or the Initial Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company, a Guarantor or the Initial Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company, the Guarantors and the Initial Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, a Guarantor or the Initial Purchaser from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company or a Guarantor in any case shall entitle the Company or a Guarantor to any other or further notice or demand in similar or other circumstances.

            Section 8.4. Information Supplied by the Initial Purchaser. The statements set forth in the third paragraph, the third sentence of the fifth paragraph and the seventh paragraph under the heading "Plan of Distribution" in the Final Memorandum (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser to the Company for the purposes of Sections 3.1(a) and 7.1(a) and (b) hereof.

            Section 8.5. Communications. All notices, demands and other communications provided for hereunder shall be in writing, and, (a) if to the Initial Purchaser, shall be given by registered or certified mail, return receipt requested, telex, telegram, telecopy, courier service or personal delivery, addressed to CIBC Wood Gundy Securities Corp., 425 Lexington Avenue, 3rd Floor, New York, New York 10017, Attention: Andrew Heyer, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention:
Roger Meltzer, Esq., and (b) if to the Company or a Guarantor, shall be given by similar means to Spanish Broadcasting System, Inc., 26 West 6th Street, New York, NY 10019, Attention: Joseph Garcia, Chief Financial Officer, with a copy to Kaye, Scholer, Fierman, Hays & Handler, LLP, Attention: William Wallace, Esq. In each case notices, demands and other communications shall be deemed given when received.

            Section 8.6. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

            Section 8.7. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such Persons and for the benefit of no other Person except that (i) the indemnities of the Company and the Guarantors contained in Section 7.1(a) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Initial Purchaser and any Person or Persons who control the Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 7.1(b) of this Agreement shall also be for the benefit of the Company, the Guarantors, their respective directors, officers, employees and agents and any Person or Persons who control the Company or a Guarantor within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act. No purchaser of any Securities from the Initial Purchaser will be deemed a successor because of such purchase.

            Section 8.8. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            Section 8.9. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            Section 8.10. Headings. The Article and Section headings and Table of Contents used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                    SPANISH BROADCASTING SYSTEM, INC.


                                    By: /s/ Raul Alarcon, Jr.
                                        ---------------------------------
                                         Name:  Raul Alarcon, Jr.
                                         Title: President and
                                                Chief Executive Officer


                                    SPANISH BROADCASTING SYSTEM, INC.
                                    a New Jersey corporation


                                    By: /s/ Raul Alarcon, Jr.
                                        ---------------------------------
                                         Name:  Raul Alarcon, Jr.
                                         Title: President and
                                                Chief Executive Officer

                                    SPANISH BROADCASTING SYSTEM OF
                                    CALIFORNIA, INC.


                                    By: /s/ Raul Alarcon, Jr.
                                        ---------------------------------
                                         Name:  Raul Alarcon, Jr.
                                         Title: President and
                                                Chief Executive Officer


                                    SPANISH BROADCASTING SYSTEM OF
                                    FLORIDA, INC.


                                    By: /s/ Raul Alarcon, Jr.
                                        ---------------------------------
                                         Name:  Raul Alarcon, Jr.
                                         Title: President and
                                                Chief Executive Officer


                                    SPANISH BROADCASTING SYSTEM
                                    NETWORK, INC.


                                    By: /s/ Raul Alarcon, Jr.
                                        ---------------------------------
                                         Name:  Raul Alarcon, Jr.
                                         Title: President and
                                                Chief Executive Officer


                                    SBS PROMOTIONS, INC.


                                    By: /s/ Raul Alarcon, Jr.
                                        ---------------------------------
                                         Name:  Raul Alarcon, Jr.
                                         Title: President and
                                                Chief Executive Officer


                                    ALARCON HOLDINGS, INC.


                                    By: /s/ Raul Alarcon, Jr.
                                        ---------------------------------
                                         Name:  Raul Alarcon, Jr.
                                         Title: President and
                                                Chief Executive Officer


                                    SBS OF GREATER NEW YORK, INC.


                                    By: /s/ Raul Alarcon, Jr.
                                        ---------------------------------
                                         Name:  Raul Alarcon, Jr.
                                         Title: President and
                                                Chief Executive Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above

CIBC WOOD GUNDY SECURITIES CORP.


By: /s/ Walter McLallen
    ----------------------------
    Name:  Walter McLallen
    Title: Managing Director